FORM 8-K
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549




                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): September 1, 1997


                      TOPS APPLIANCE CITY, INC.
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     (Exact name of registrant as specified in its charter)



  New Jersey                0-20498              22-3174554
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(State or other          (Commission          (IRS Employer
jurisdiction of          File Number)         Identification No.)
incorporation)



45 Brunswick Avenue, Edison, New Jersey              08818
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(Address of principal executive office)             (Zip Code)



Registrant's telephone number, including area code:(908) 248-2850



                                N/A
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  (Former name or former address, if changed since last report)






                        Page 1 of 3 pages

Item 1.   Changes in Control of Registrant

          Not Applicable


Item 2.   Acquisition or Disposal of Assets

          Not Applicable


Item 3.   Bankruptcy or Receivership

          Not Applicable


Item 4.   Changes in Registrant's Certifying Accountant

          Not Applicable


Item 5.   Other Events

          The exchange of $15,375,000 of Registrant's 6-1/2% Convertible Subordinated Debentures due 2003 for $7,687,500 of Registrant's 6-1/2% Convertible Subordinated Debentures due 2003 pursuant to that certain Debenture Exchange Agreement between Registrant and BEA Associates, a New York partnership, was completed effective September 1, 1997.

Item 6.   Resignation of Registrant's Directors

          Not Applicable.


Item 7.   Financial Statements and Exhibits

          (a)  Financial statements of business acquired.

               Not Applicable

          (b)  Pro forma financial information

               See Pro Forma Balance Sheet of August 5, 1997 attached hereto as Exhibit A.

          (c)  Exhibits

               Not Applicable

                            SIGNATURE




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TOPS APPLIANCE CITY, INC.



                                BY:/s/ Robert Gross
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                                   ROBERT GROSS,
                                   Chief Executive Officer




Dated:  September 4, 1997

                                 Exhibit A


                                                     PROFORMA*
                                                   August 5, 1997
                                                   --------------

         ASSETS

Current Assets:

     Cash and cash equivalents                      $    3,440
     Accounts receivable, net                            1,257
     Merchandise inventory                              53,382
     Prepaid expenses and other
       current assets                                    1,704
                                                    ----------
         Total current assets                           59,783

Property, equipment & leasehold
  improvements, net                                     29,812
Deferred taxes                                           1,826
Other assets                                             4,666
                                                   -----------

                                                   $    96,087
                                                   -----------
                                                   -----------

         LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
     Accounts payable                              $     8,534
     Accrued liabilities and
       income taxes                                      4,814
     Sales tax payable                                   1,593
     Customer deposits                                   3,847
     Short-term borrowings                              24,439
     Current portion of long-term debt                     140
     Deferred taxes                                      1,826
                                                   -----------
          Total current liabilities                     45,193

Long-term debt, net of current portion                  41,173
Deferred rent                                            3,374
Other liabilities                                          831

Shareholders' equity                                     5,516
                                                   -----------

                                                   $    96,087
                                                   -----------
                                                   -----------

*Proforma balance sheet reflects the exchange of debentures pursuant to that certain debenture exchange agreement between registrant and BEA Associates.